UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                            FORM 8-A

        FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
            PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                 SECURITIES EXCHANGE ACT OF 1934




                         Pacific CMA, Inc.
     ------------------------------------------------------
     (Exact Name of Registrant as Specified in its Charter)


         Colorado                                            84-1475073
----------------------------------------               ----------------------
(State of Incorporation or Organization)                   (IRS Employer
                                                       Identification Number)

4750 Table Mesa Drive, Boulder, Colorado                       80305
----------------------------------------               ----------------------
(Address of Principal Executive Offices)                     (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

                                                    Name of Each Exchange
Title of Each Class                                  on Which Each Class
to be so Registered                                  is to be Registered
-------------------                                ------------------------

Common Stock, no par value $.001 per share         American Stock Exchange
------------------------------------------         -----------------------

Securities to be Registered pursuant to Section 12(g) of the Act:

                                                    Name of Each Exchange
Title  of Each Class                                 on Which each Class
to be so Registered                                  is to be Registered
-------------------                                ------------------------

      None                                                   None
      ----                                                   ----

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         INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1
------

      Description  of Registrant's Securities to  be  Registered.
Incorporated by reference to the section entitled "Description of Securities" contained on Form 10-SB filed with the Securities and Exchange Commission on October 14, 1999.

Item 2
------

     Exhibits.

    3.1. Articles of Incorporation (incorporated by reference on Form 10-SB filed with the Securities and Exchange Commission on October 14, 1999).

    3.2. By-Laws (incorporated by reference on Form 10-SB filed with the Securities and Exchange Commission on October 14, 1999).

    4.1. Form of Common Stock certificate (incorporated by reference on Form 10-SB filed with the Securities and Exchange
Commission on October 14, 1999).

                            SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                   PACIFIC CMA, INC.


                                   By: /s/ Henrik M. Christensen
                                      ---------------------------
                                      Henrik M. Christensen
                                      Executive Vice President

Dated: December 2, 2003

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